UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2012

COPSYNC, INC.
(Exact name of registrant specified in charter)

Delaware	000-53705	98-0513637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2010 FM 2673 Canyon Lake, Texas 78133
(Address of principal executive offices) (Zip Code)

972-865-6192
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4— Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

Dismissal of Morrill & Associates, LLC

On January 20, 2012, COPsync, Inc., a Delaware corporation (the “Company”), dismissed Morrill & Associates, LLC (“Morrill”) as its principal independent registered public accounting firm.  The determination to dismiss Morrill was made by the Board of Directors of the Company, since the Company does not currently have an audit committee.

Morrill reported on the Company’s financial statements for each of the years ended December 31, 2009 and 2010.  These reports did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. Since their retention as the Company’s independent accountants on March 8, 2011 through January 20, 2012, there were no disagreements (as defined in Item 304 of Regulation S-K) with Morrill on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Morrill, would have caused it to make reference in connection with any opinion to the subject matter of the disagreement. Further, during the period of Morrill’s retention, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Morrill with a copy of the foregoing disclosures prior to filing this Current Report on Form 8-K.  A letter from Morrill addressed to the Securities and Exchange Commission stating that Morrill agrees with such disclosures is included as Exhibit 16.1 to this Current Report on Form 8-K.

Engagement of PMB Helin Donovan, LLP

On January 20,2012, the Company appointed PMB Helin Donovan, LLP (“PMB”), an independent registered public accounting firm which is registered with, and governed by the rules of, the Public Company Accounting Oversight Board, as its independent registered public accounting firm. During the two most recent fiscal years, and through January 20, 2012, neither the Company nor anyone on its behalf consulted with PMB regarding either (1) the application of accounting principles to a specified transaction regarding the Company, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
16.1	Letter, dated January 26, 2012, from Morrill & Associates, LLC to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPSYNC, Inc.

Dated: January 26, 2012	By:	/s/ Barry W. Wilson
	Name:	Barry W. Wilson
	Title:	Chief Financial Officer